UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – November 15, 2016

GILLA INC.
 (Exact Name of Registrant as Specified in its Charter)

NEVADA	000-28107	88-0335710
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

475 Fentress Blvd., Unit L, Daytona Beach, Florida 32114
 (Address of principal executive offices)

(416) 843-2881
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01                        Other Events.

On November 15, 2016, Gilla Inc. (“Gilla” or the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2016 which reflected positive organic revenue growth and continued growth in gross profit margins.

A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On November 17, 2016, the Company issued a press release announcing its entry into the cannabis industry with the introduction of its new brand of E-liquids featuring Cannabidiol (“CBD”). The Company intends to produce its initial CBD E-liquids with ingredients derived from industrial hemp to gain access to numerous global markets leveraging its existing international sales and distribution platform. Gilla’s new brand of CBD E-liquid products will be marketed under the new label “Enriched”.

A copy of such press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01                        Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.        Description

99.1
Press Release dated November 15, 2016 from Gilla Inc.

99.2
Press Release dated November 17, 2016 from Gilla Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GILLA INC.

Dated: November 28, 2016	By:	/s/ J. Graham Simmonds
Name: J. Graham Simmonds
Title: Chief Executive Officer

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